SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 6, 2001
                                                   --------------------

                                    VOLT INC.
             (Exact name of registrant as specified in its Charter)

Nevada                             000-28555                      86-0960464
-------------------------------------------------------------------------------
(State or other                   (Commission File               (IRS Employer
jurisdiction of Incorporation)       Number)              Identification Number)


5009 Indian Gluch Road, Catheys Valley, California               77477
--------------------------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)

                         Registrant's telephone number,
                      including area code: (209) 374-3485
                                 --------------

                        Deerbrook Publishing Group, Inc.
                 12919 S.W. Freeway, Suite 170, Stafford, Texas
                 ----------------------------------------------
              (Former name or address if changed since last report)

ITEM  1.

CHANGE  IN  CONTROL OF REGISTRANT

         On April 6, 2001, Denis C. Tseklenis acquired 12,799,500 original issue shares of the Registrant's common stock, $.001 par value per share (the "Common Stock"), which shares constitute approximately 53% of the Registrant's issued and outstanding common stock. Mr. Tseklenis paid the Registrant $255,000 for the Common Stock. The source of these funds was a loan from American Powerhouse, Inc. See Item 6 below.
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFIED PUBLIC ACCOUNTANTS

         Not Applicable

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 6, 2001, the Registrant effected a change of its name from Deerbrook Publishing Group, Inc. to Volt Inc.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

         The directors resigned on the following dates: Keith M. Chesser - April 3, 2001; Mike Santellanes - April 5, 2001; and Mark L. Eaker on April 6, 2001. At the time of their resignations, they had no disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of the resignations are attached as an exhibit. Prior to Mark L. Eaker's resignation, Denis C. Tseklenis was elected as a director to fill an existing vacancy.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Index to Exhibits

Exhibit Number             Description of Document

 1                         Resignations of Mark L. Eaker, Keith Chesser and Mike
                           Santellanes as directors


ITEM 8. CHANGE IN FISCAL YEAR.

                  Not Applicable

ITEM 9. REGULATION FD DISCLOSURE

                  Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VOLT INC.
                                                   (Registrant)

Date: April 19, 2001                               By:  /s/ Denis C. Tseklenis
                                                       -----------------------
                                                  Denis C. Tseklenis , President
                                                  And Chief Executive Officer


                                  EXHIBIT INDEX

Exhibit No.                         Description

1               Resignations of Mark L. Eaker, Keith Chesser and Mike
                Santellanes as directors

Resignation of Keith M. Chesser

Keith M. Chesser
1820 E. Bell De Mar # 139
Tempe, AZ 85283

To Whom It May Concern.

I, Keith M. Chesser, effective 04/03/01, hereby resign from the Board of Directors of Deerbrook Publishing Company, Inc. and any officer or temporary officer that I might be holding at that time.


/s/ Keith M Chesser
Keith M. Chesser

Resignation of Mike Santellanes

                                   RESIGNATION

         I, Mike Santellanes, a director and an officer of Deerbrook Publishing Group, Inc., hereby tender and submit my resignation as a director and officer of the above named corporation, such resignation to be effective the 5th day of April, 2001.

/s/ Mike Santellanes
Mike Santellanes

Resignation of Mark L. Eaker

Mark L. Eaker
12919 Southwest Freeway # 170
Stafford, Texas 77477

To Whom It May Concern:

I, Mark L. Eaker, effective 4/6/2001, hereby resign as President and CEO as well as a member of the Board of Directors of Deerbrook Publishing Group, Inc.

/s/ Mark L. Eaker
Mark L. Eaker